Exhibit 99.1

COMPANY PRESENTATION JUNE 2026

2 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: we own upper upscale and luxury hotels in an industry that is highly competitive; events beyond our control, including economic slowdowns or recessions, global pandemics such as those caused by COVID-19 and its variants, natural disasters, civil unrest and terrorism; rising hotel operating costs may not be offset by increased room rates; system security risks, data protection breaches, cyber-attacks and systems integration issues; a significant portion of our hotels are geographically concentrated so we may be harmed by economic downturns or natural disasters in these areas; we face possible risks associated with the physical and transitional effects of climate change; uninsured or underinsured losses could harm our financial condition; the operating results of some of our hotels are significantly reliant upon group and transient business generated by large corporate customers, and the loss of such customers for any reason could harm our operating results; the increased use of virtual meetings and other similar technologies could lessen the need for business-related travel; our hotels have an ongoing need for capital investment and we may incur significant capital expenditures in connection with acquisitions, repositionings and other improvements, some of which are mandated by applicable laws or regulations or agreements with third parties, and the costs of such renovations, repositionings or improvements may exceed our expectations or cause other problems; delays in the acquisition, renovation or repositioning of hotel properties may have adverse effects on our results of operations and returns to our stockholders; accounting for the acquisition of a hotel property or other entity involves assumptions and estimations that could differ materially from the actual results achieved; volatility in the debt and equity markets may adversely affect our ability to acquire, renovate, refinance or sell our hotels; we may pursue joint venture investments that could be adversely affected by our lack of sole decision-making authority; we may be subject to unknown or contingent liabilities related hotels we sell or acquire; we may seek to acquire a portfolio of hotels or a company, which could present more risks than the acquisition of a single hotel; the illiquidity of real estate investments and the lack of alternative uses of hotel properties could significantly limit our ability to respond to adverse changes in the performance of our hotels; we may issue or invest in hotel loans, which could involve risk of loss; one of our hotels is subject to a ground lease with an unaffiliated party, the termination of which by the lessor for any reason, including due to our default on the lease, could cause us to lose the ability to operate the hotel altogether and may adversely affect our results of operations; because we are a REIT, we depend on third-parties to operate our hotels, should any of these third-parties experience a negative event our operating results may be harmed; our franchisors and brand managers may adopt new policies or change existing policies which could result in increased costs to us; future adverse litigation judgments or settlements resulting from legal proceedings could have an adverse effect on our financial condition; claims by persons regarding our properties could affect the attractiveness of our hotels or cause us to incur additional expenses; the hotel business is seasonal and seasonal variations in business volume will cause quarterly fluctuations in our revenue; changes in the debt and equity markets may adversely affect the value of our hotels; certain of our hotels have in the past become impaired and additional hotels may become impaired in the future; laws and governmental regulations may restrict the ways in which we use our hotel properties and increase the cost of compliance with such regulations. Noncompliance with such regulations could subject us to penalties and losses; corporate responsibility, specifically related to ESG, may impose additional costs and expose us to new risks; termination of any of our franchise, management or operating lease agreements could cause us to lose business; the growth of alternative reservation channels could adversely affect our business and profitability; the failure of tenants in our hotels to make rent payments under our retail and restaurant leases may adversely affect our results of operations; we rely on our corporate and hotel senior management teams, the loss of whom may cause us to incur costs and harm our business; if we fail to maintain effective internal control over financial reporting and disclosure controls and procedures, we may not be able to accurately report our financial results; we have outstanding debt which may restrict our financial flexibility; certain of our debt is subject to variable interest rates, which can create uncertainty in forecasting our interest expense and may negatively impact our operating results; and other risks and uncertainties associated with the Company’s business described in its filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information provided herein is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

3 RECENT HIGHLIGHTS • Q1 2026 Earnings & Raised Full Year Outlook: Generated Adjusted EBITDAre of $68 million (+18% vs. prior year) and Adjusted FFO per share of $0.27 (+29% vs. prior year), which were ahead of expectations and consensus estimates. Increased earnings guidance to reflect the outperformance. • Increased Board Alignment with Shareholders: Director compensation changed to all stock to create full alignment with shareholders. • Accretive Share Repurchases: Repurchased $40 million of common stock since the start of 2026 at a blended price of $9.24 per share, a compelling discount to consensus estimates of NAV. Also repurchased $26 million of preferred stock at a nearly 20% discount to liquidation value. • Andaz Miami Beach Ramp Up: The newly renovated resort exceeded expectations in the first quarter. There is significant opportunity to generate meaningful earnings growth through 2028 as the resort stabilizes. • Foundation for Sustained Growth: Portfolio has significant embedded growth potential from recent investments and the ongoing recovery of certain markets. • Strong Liquidity and Flexible Balance Sheet: Net debt & preferred equity to EBITDA is only 4.7x with substantial investment capacity and no debt maturities before 2028. • Investment Capacity: Potential for additional earnings growth and value creation from additional capital recycling or the deployment of existing liquidity into additional Wailea Beach Resort acquisitions or share repurchases.

4 INVESTMENT HIGHLIGHTS High-Quality Portfolio Well-located real estate with a balance of convention, resort and urban assets Focused Strategy Investing in hotels where we can add value, capital recycling & return capital to shareholders Balanced Investment Allocating capital to achieve a foundation for sustained growth in value per share Prudent Balance Sheet Financing strategy with optionality and significant investment capacity Commitment to Corporate Responsibility Strong corporate governance. Director compensation now composed entirely of stock to create full alignment with shareholders. Wailea Beach Resort Hyatt Regency San Francisco

HIGH QUALITY PORTFOLIO Geographically Diversified Across Major Convention, Destination Resort and Gateway Urban Markets Note: Percentages reflect estimated run rate EBITDA contribution and are shown pro forma for acquisitions at projected stabilized levels. 5 14 HOTELS SAN FRANCISCO & WINE COUNTRY 17% LOS ANGELES 3% SAN DIEGO 16% MAUI 16% NEW ORLEANS MIAMI & KEY WEST 8% WASHINGTON, D.C. BOSTON PORTLAND 2% 7,000 ROOMS Resort Convention Urban 17% 46% 37% Greater than 10% Between 5% and 10% Less than 5% 7% SAN ANTONIO 7% 8% ORLANDO 11% 5%

VALUE CREATION THROUGH CAPITAL ALLOCATION Focused Investment Strategy 6 INVESTING IN HOTELS WHERE WE CAN ADD VALUE CAPITAL RECYCLING & VALUE REALIZATION RETURNING CAPITAL TO SHAREHOLDERS Our mission is to produce superior shareholder returns and per share NAV growth by executing our investment strategy. Montage Healdsburg

ANDAZ MIAMI BEACH RENOVATION Value Creation Through Repositioning: Andaz Miami Beach 7 • Andaz Miami Beach outperformed expectations in the first quarter, generating $6.5 million of EBITDA, and is well positioned to deliver on earnings expectations for 2026. • The fully renovated resort continues to build awareness and is attracting high-end group and leisure travelers. The resort has already hosted several high-profile events. • Meaningful opportunity to drive ADR closer to the luxury peer set which would generate further earnings growth into 2027 and 2028. • Partnering with José Andrés Group to open The Bazaar, a highly anticipated, on-property signature dining destination that will debut in Fall 2026. • Compelling all-in post-renovation basis for prime oceanfront real estate with $28 to $31 million of annual EBITDA expected upon stabilization. Andaz Miami Beach

ANDAZ MIAMI BEACH RENOVATION The Comprehensive Renovation has Fully Transformed the Earnings Potential of the Resort 8

9 CAPITAL RECYCLING A balanced approach to recycling capital. Realizing private market values and redeploying proceeds into superior return opportunities, creating value for shareholders. La Jolla WASHINGTON, DC DOWNTOWN SHO Common and Preferred Stock CURRENT PORTFOLIO OPPORTUNITIES REALIZE VALUE INVESTMENT OPPORTUNITIES Activity Since the Start of 2022 $610 Million Asset Sales $620 Million Asset Acquisitions Capital Investment $530 Million $335 Million Common Stock Repurchases $27 Million Preferred Stock Repurchases New Orleans / St. Charles Avenue Value Creation from Recent Asset Recycling $103 Million Value Created (1) $0.55 Value Created per Share 1. Reflects recycling of $140 million of net proceeds from the sale of Boston Park Plaza (total sale price less amount redeployed into acquisitions), $47 million of proceeds from the sale of Hilton New Orleans St. Charles, and $66 million of funds from assumed future dispositions into the discounted repurchase of common and preferred stock through May 28, 2026.

HILTON KEY WEST RESORT & MARINA Brand Conversion to Drive Incremental Earnings and Value Creation 10 • The former Oceans Edge Resort & Marina will transition to Hilton Key West Resort & Marina on July 1, 2026. • The conversion is expected to drive incremental earnings at the resort as the property benefits from Hilton’s stronger distribution channels and lower customer acquisition costs relative to its prior independent operating model. • In conjunction with the conversion, the resort will undergo a focused renovation that will be partially funded with operator incentives. Work will be completed in phases through mid-2027. • The resort will be managed by Hilton and will continue to offer 175 waterfront rooms & suites, six pools, a full-service marina, multiple food and beverage offerings, and a range of amenities and recreational activities. • As part of the rebranding, Sunstone obtained favorable provisions that allow it to retain flexibility with the asset over the medium-term. Hyatt Regency San Antonio Riverwalk

0.00 0.10 0.20 0.30 0.40 Q3 2022 Q3 2023 Current RETURNING CAPITAL TO SHAREHOLDERS Meaningful Capital Returned through Dividends and Share Repurchases 11 We have returned over $570 million of capital to shareholders since the start of 2022 through dividends and accretive share repurchases, while still maintaining significant balance sheet capacity. • We raised our regular quarterly common dividend by 29% to $0.09 per share starting in Q2 2024. Our base quarterly dividend is now 80% higher than it was at the start of 2022. • Potential for further dividend increases as we benefit from the completion of our brand conversions and other investments. • Since the beginning of 2022, we have repurchased nearly 16% of our common stock and have been one of the most active in the sector on a relative basis. • The blended repurchase price of $9.57 per share reflects a meaningful discount to consensus estimates of NAV. • Our balance sheet provides flexibility for incremental capital return. 1.8% Implied dividend yield ANNUALIZED DIVIDEND PER SHARE 2.6% 3.3% Note: Dividend yield based on closing stock price of $10.91 on May 28, 2026.

1.0x 3.0x 5.0x 7.0x 9.0x HST DRH SHO XHR PK RLJ PEB Fixed Floating PRUDENT BALANCE SHEET MANAGEMENT Leverage Profile Provides Flexibility and Capacity for Future Growth Note: Data per company filings. EBITDA estimates per FactSet. 12 We maintain a lowly levered balance sheet which allows for significant capital allocation flexibility. Incremental earnings growth from our recent investments will add to our liquidity. NET DEBT & PREFERRED EQUITY TO 2026 EBITDA ~4.7x Net Debt & Preferred to EBITDA 100% Of Assets Unencumbered 31% 69% 5.2% Avg. Rate SUNSTONE BALANCE SHEET HIGHLIGHTS

13 2026 OUTLOOK ($ in millions, except per share) Current Outlook Change (Mid) RevPAR Growth vs. Prior Year 5.0% to 7.5% +75 bps Total RevPAR Growth vs. Prior Year 5.0% to 7.5% +125 bps Adjusted EBITDAre $238 to $252 +$7.5 Adjusted FFO $166 to $180 +$7.5 Adjusted FFO per Diluted Share $0.88 to $0.96 +$0.05 Our outlook reflects attractive growth in 2026 as we realize the benefit of our recent investment at Andaz Miami Beach and see a more constructive backdrop across many of our markets. We have the capacity to drive further growth as we look ahead into 2027.

MULTIPLE DRIVERS OF EARNINGS GROWTH Demand Recovery and Our Investment Activity Will Contribute to Further Growth 14 We have significant embedded growth potential in future years from market recovery and from the ramp up & stabilization of certain assets in the portfolio. We could further enhance our earnings by deploying some of our balance sheet capacity while still retaining flexibility. PRO FORMA STABILIZED CORPORATE EBITDA BRIDGE ($ IN MILLIONS) 2026 Corporate EBITDA (Mid) Andaz at Stabilized Maui Market Recovery San Francisco & Other Market Recovery Wine Country at Stabilized Stabilized Corporate EBITDA $200 $220 $240 $260 $280 $300 $320 $340 Potential for ~40% growth in FFO per share, which could be further accelerated by additional repurchase activity +25%

15 COMMITMENT TO CORPORATE RESPONSIBILITY We take a holistic approach to our business and balance the interests of all stakeholders, including the environment, our employees, our capital providers, the hotel associates, guests and the communities in which we own hotels. CORPORATE GOVERNANCE Responsible governance package with strong alignment among, Board, Management and Shareholders 10% reduction in Energy Intensity per square foot by 2035 45% reduction in Carbon Emissions Intensity per square foot by 2035 SOCIAL RESPONSIBILITY Support the communities where we work and own hotels. Provide resources to our employees and hotel operators to promote health, safety and wellbeing. Donated over $800,000 to nearly 200 charities, since 2015 Fully support and encourage our operators to adopt and abide by the American Hotel & Lodging Association’s 5-Star Promise ENVIRONMENTAL SUSTAINABILITY Adopted a shareholder’s right to amend bylaws, opted out of Maryland Business Combination Act, prohibited adopting a shareholder’s rights plan, adopted proxy access. Non-classified board with annual election of all directors with majority voting in all uncontested elections. 10% reduction in Water Intensity per occupied room by 2035 Director compensation now composed entirely of stock, creating full alignment with shareholders. Note: Intensity reduction statistics reflect change as compared to a 2023 baseline. Reduce our environmental footprint and mitigate climate-related risks to our company and portfolio 40% of portfolio is ENERGY STAR certified